                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                 ---------------



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):

                                November 30, 1999



                        WEITZER HOMEBUILDERS INCORPORATED
               (Exact Name of Registrant as Specified in Charter)


              FLORIDA                    0-25850              65-0502494
--------------------------------------------------------------------------------
   (State or Other Jurisdiction        (Commission          (IRS Employer
         of Incorporation)             File Number)       Identification No.)


     7270 NW 12th Street, Suite 410
              Miami, Florida                                    33126
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(Address of Principal Executive Offices)                      (Zip Code)



       Registrant's telephone number, including area code: (305) 599-8100




                                       N/A
          (Former Name or Former Address; if Changed Since Last Report)
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Item 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

      Effective November 30, 1999, Weitzer Homebuilders Incorporated (the "Company" or the "Registrant") engaged Deloitte & Touche LLP ("Deloitte") as the independent accountants to audit the financial statements of the Company and its subsidiaries for the fiscal year ended September 30, 1999, replacing McKean, Paul, Chrycy, Fletcher & Co. ("McKean"), who was dismissed as of November 30, 1999. The selection of Deloitte was approved by the Audit Committee of the Board of Directors.

      McKean served as the Company's independent auditors for the fiscal year ended September 30, 1998. Their report on the financial statements for the fiscal year ended September 30, 1998 did not contain an adverse opinion nor a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

      In connection with the audit of the Company's financial statements for the fiscal year ended September 30, 1998, and in the subsequent interim period preceding McKean's dismissal, there were no disagreements on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure which if not resolved to their satisfaction would have caused them to make references to the matter in their report.

      During the most recent fiscal year and any subsequent interim period during which McKean was retained by the Registrant, there have been no "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K.

      There were no consultations on matters between Deloitte and the Company, as defined in Item 304(a)(2) of Regulation S-K, prior to Deloitte's acceptance of the new engagement.

      The Company has requested from McKean a letter addressed to the Securities and Exchange Commission (the "SEC") stating that it agrees with the statements as set forth above, in connection with this filing. A copy of that letter will be filed by amendment to this Current Report on Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits.

      16.1 Letter regarding change in accountants from McKean, Paul, Chrycy, Fletcher & Co. (To be filed by amendment).



                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.


                                        WEITZER HOMEBUILDERS INCORPORATED

Date: December 1, 1999                  /s/ Sergio Pino
                                        ------------------------------------
                                        By:      Sergio Pino
                                        ------------------------------------
                                                 Chief Executive Officer